UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

Form 8-K

Pursuant to Section 13 OR 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 16, 2026

INTEGRATED RAIL & RESOURCES INC.
(f/k/a Uinta Infrastructure Group Corp.)

(Exact name of registrant as specified in its charter)

Delaware	000-56805	33-1825873
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employment Identification No.)

400 W. MORSE BOULEVARD, SUITE 220
WINTER PARK, FL 32789

(Address of principal executive offices) (ZIP Code)

Registrant’s telephone number, including area code: (321) 972-1583

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

Securities Purchase Agreement

On March 9, 2026, Integrated Rail & Resources Inc. (the “Company”) entered into a Securities Purchase Agreement (the “Purchase Agreement”) with B H, Inc., a Utah corporation (the “Buyer”), pursuant to which the Company agreed to issue and deliver to the Buyer an aggregate of 7,056 shares of the Company’s Series A Convertible Preferred Stock, par value $0.0001 per share (the “Preferred Shares”). As of February 17, 2026, the Company owed Buyer $1,455,589 in the aggregate. After a cash payment of $750,000 made on February 18, 2026 by the Company to the Buyer, $705,589 remained outstanding (taken together with all accrued interest, fees and other amounts, the “Debt”). Upon issuance of the Preferred Shares, the Debt is deemed fully satisfied, discharged and cancelled, and the Buyer has released all claims against the Company arising out of or related to the Debt.

The Preferred Shares have the designation, preferences, rights, privileges and conditions specified in the relevant Certificate of Designations, as filed with the Secretary of State of Delaware on January 23, 2026 (as previously disclosed), including the right to convert into shares of the Company’s common stock. The Preferred Shares were offered and sold to Buyer in reliance upon exemptions from the registration requirements of the Securities Act of 1933 (the “Securities Act”), as amended.

The Purchase Agreement contains customary representations, warranties and covenants, including a covenant by the Company to maintain a sufficient reserve of authorized common stock for the conversion of Preferred Shares. The Purchase Agreement also contains customary indemnification obligations of the Company to the Buyer and its related parties for losses arising out of any breach of the Company’s representations, warranties, covenants or obligations thereunder. The Purchase Agreement is governed by the laws of the State of Delaware.

At the closing, Buyer executed and delivered a Joinder (the “Joinder”), dated as of March 9, 2026, to that certain Registration Rights Agreement, dated as of January 23, 2026, (the “Registration Rights Agreement”) by and among the Company and Creto IRRX PIPE Investment, LLC, a Delaware limited liability company, as previously disclosed. Pursuant to the Joinder, Buyer agreed to become a party to the Registration Rights Agreement and to be fully bound by, entitled to all the rights and benefits of, and subject to the terms of the Registration Rights Agreement as though an original party thereto.

At the closing, the Company delivered to the Buyer a certificate of the Secretary of the Company, dated March 9, 2026, certifying as to and attaching (a) the Company’s Certificate of Incorporation, as then in effect, (b) the Company’s Amended and Restated Bylaws, as then in effect, (c) the resolutions duly adopted by the Board of Directors of the Company by unanimous written consent authorizing the execution, delivery and performance of the Purchase Agreement and other related transaction documents, and (d) the incumbency and specimen signatures of the officers of the Company authorized to execute the Purchase Agreement and other related transaction documents on behalf of the Company. Additionally, as a condition to closing, the Company was required to deliver to the Buyer an opinion of the Company’s legal counsel (the “Legal Opinion”).

The foregoing description of the Purchase Agreement, Joinder and Legal Opinion do not purport to be complete and are qualified in their entirety by reference to the full text of the Purchase Agreement, Joinder and Legal Opinion, which are attached hereto as Exhibit 10.1, 10.2 and 10.3 respectively, and are each incorporated herein by reference.

Item 3.02. Unregistered Sales of Equity Securities.

The information set forth under Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02. As described therein, on March 9, 2026, the Company issued 7,056 shares of Series A Convertible Preferred Stock to the Buyer in full satisfaction and discharge of $705,589 in outstanding indebtedness, which Preferred Shares are convertible into shares of Common Stock in accordance with the terms of the relevant Certificate of Designations. The Preferred Shares were issued in reliance upon exemptions from registration under the Securities Act, as amended, including Section 4(a)(2) thereof and Rule 506 of Regulation D promulgated thereunder, based on the Buyer’s representations that it is an “accredited investor” as defined in Rule 501(a) of Regulation D and that it was acquiring the Preferred Shares for its own account and not with a present view towards the public sale or distribution thereof, and the fact that no general solicitation or general advertising was used in connection with the offering. No cash consideration was received by the Company in connection with the issuance, and no underwriters or placement agents were involved in the offering, except that Stifel, Nicolaus & Co. acted as an advisor to the Company, the fees for which are payable by the Company.

Item 3.03. Material Modification to Rights of Security Holders.

To the extent required by Item 3.03 of Form 8-K, the information related to the designation and issuance of the Preferred Stock contained in Item 1.01 of this Current Report on Form 8-K is incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Securities Purchase Agreement, dated March 9, 2026, by and between Integrated Rail & Resources Inc. and B H, Inc.
10.2	Joinder to Registration Rights Agreement, dated March 9, 2026, by and between Integrated Rail & Resources Inc. and B H, Inc.
10.3	Legal Opinion, dated March 9, 2026, by Winston & Strawn LLP
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTEGRATED RAIL & RESOURCES INC.
(f/k/a Uinta Infrastructure Group Corp.)

By:	/s/ Brian M. Feldott
Name:	Brian M. Feldott
Title:	Chief Executive Officer

Date: March 16, 2026

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